ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
ACCOUNTING POLICIES [Abstract]
ACCOUNTING POLICIES
2.   ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with generally accepted accounting principles requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Vessel
The cost of the vessel less estimated residual value is depreciated on a straight-line basis over the vessel's estimated remaining economic useful life, which is 2015.

Gain on sale of asset
A gain on the sale of asset was recognized when the Vessel was delivered and all risks were transferred and is determined by comparing the net sale proceeds received with the carrying value of the Vessel.

Vessel residual values
On July 1, 2009, the Company effected a change in estimate related to the estimated scrap rate for its vessel. The scrap rate was amended from $378 per lightweight ton to $281per lightweight ton. The resulting change in salvage values has been applied prospectively and increased depreciation by $0.2 million for the year ended December 31, 2009. This change also resulted in a decrease in net income of approximately $0.2 million in 2009.

Impairment of long-lived assets
The carrying value of long-lived assets that are held and used by the Company are reviewed whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. The Company assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposal. If the future net undiscounted cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the differences between the asset's carrying value and fair value less estimated costs to sell.

Interest payable recognition
Interest payable on the Term Loans is accrued on a daily basis.

Deferred charges
Deferred charges comprise expenses incurred in connection with the structuring of the financing transactions and issuance of debt. Such expenses are being amortized over the life of the debt on a straight line basis, which is not materially different to the effective interest rate method.

Taxation
No Bahamian income or withholding taxes are imposed on the payment by the Company of any principal or interest to any holder of Notes who is either an individual citizen or resident of the United States or an entity formed under the laws of the United States. There is no income tax treaty currently in effect between the United States and Bahamas.

Reporting and functional currency
The reporting currency is United States dollars. The functional currency is United States dollars.

Revenue and expense recognition
Revenues and expenses are recognized on the accrual basis. Revenue was substantially generated from bareboat charter hires and was recorded over the term of the charter as service was provided. Interest payable on the Term Notes is accrued on a daily basis.

Financial Instruments
In determining the fair value of its financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. For the majority of financial instruments, including long-term debt, standard market conventions and techniques are used to determine fair value. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.